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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 2, 2005 (MARCH 2, 2005)

                        WINDROSE MEDICAL PROPERTIES TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               MARYLAND               001-31375            35-216691
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    (State or other jurisdiction     (Commission         (IRS Employer
         of  incorporation)          File Number)     Identification No.)

                         3502 WOODVIEW TRACE, SUITE 210
                           INDIANAPOLIS, INDIANA 46268
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (317) 860-8180

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

     On March 2, 2005, Windrose Medical Properties Trust (the "Company") issued a press release announcing its financial position, results of operations and cash flows for the quarter and year ended December 31, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           99.1 Press Release of Windrose Medical Properties Trust dated March 2, 2005, reporting its financial position, results of operations and cash flows for the quarter and year ended December 31, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WINDROSE MEDICAL PROPERTIES TRUST

Date:  March 2, 2005                        By: /S/ C. DOUGLAS HANSON
                                                --------------------------------
                                                C. Douglas Hanson
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION
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99.1           Press Release of Windrose Medical Properties Trust dated
               March 2, 2005, reporting its financial position, results of operations and cash flows for the quarter and year ended December 31, 2004.